Exhibit 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF IMH FINANCIAL CORPORATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lisa Jack, Chief Financial Officer of IMH Financial Corporation, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A for the year ended December 31, 2014 of IMH Financial Corporation;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	June 10, 2015	/s/ Lisa Jack
Lisa Jack
Chief Financial Officer, IMH Financial Corporation